QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2003

BRUKER BIOSCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30833 (Commission File Number)	04-3110160 (IRS Employer Identification No.)
40 Manning Park Billerica, MA 01821 (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (978) 663-3660

Item 2. Acquisition or Disposition of Assets.

        On July 1, 2003, Bruker Daltonics Inc., a Delaware corporation ("BDAL"), completed its merger with Bruker AXS Inc., a Delaware corporation ("BAXS"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated April 4, 2003.

        Under the terms of the Merger Agreement, BAXS merged with and into BDAL, with BDAL continuing as the surviving corporation (the "Merger"). Each share of BAXS common stock outstanding at the close of the transaction converted into the right to receive, at the election of each BAXS stockholder, either: (i) 0.63 of a share of BDAL common stock, or (ii) consideration of substantially equivalent value, payable 75% in Bruker Daltonics common stock and 25% in cash, with the cash portion calculated based on $4.418, which is the average closing price per share for BDAL common stock for twenty trading days randomly selected from the thirty-day period ending on June 26, 2003, multiplied by 0.63. In addition, each outstanding option to purchase BAXS common stock at the close of the Merger converted into an option to purchase BDAL common stock, based on the exchange ratio in the Merger of 0.63. The outstanding shares of BDAL common stock were not changed in the Merger.

        The Merger is intended to qualify as a reorganization in the United States under Section 368(a) of the Internal Revenue Code with respect to the stock consideration. The Merger represents a business combination of companies under common control due to the majority ownership of both companies by five members of the Laukien family as an affiliated stockholder group. The Merger, as it relates to the shares owned by these affiliated stockholders, will be accounted for in a manner similar to a pooling-of-interest, or at historical carrying value. The acquisition of the shares of the non-affiliated stockholders will be accounted for using the purchase method of accounting, or at fair value, in a manner similar to the acquisition of a minority interest.

        BDAL and BAXS mailed a definitive joint proxy statement/prospectus dated May 20, 2003 (the "Joint Proxy Statement/Prospectus") to BDAL and BAXS stockholders on or about May 23, 2003. The Joint Proxy Statement/Prospectus provides certain information about the Merger, BDAL and BAXS, including, but not limited to, the nature of BDAL's and BAXS' respective businesses, the principles used in determining the exchange ratio for the Merger, the nature of each company's officers, directors and majority stockholders in the transaction, risk factors associated with the transaction and management of BDAL upon completion of the Merger.

        In connection with the merger of BAXS into BDAL, BDAL's certificate of incorporation was amended to change its name to Bruker BioSciences Corporation ("Bruker BioSciences"). Bruker BioSciences began trading under the ticker symbol "BRKR" on the NASDAQ National Market at the open of market on July 2, 2003. Additionally, in connection with of the merger, Bruker BioSciences formed two operating subsidiaries, called Bruker Daltonics Inc. and Bruker AXS Inc., into which it dropped substantially all of the assets and liabilities, except for cash, of the former Bruker Daltonics Inc. and Bruker AXS Inc., respectively.

        The description of the Merger described in this report does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this report and incorporated herein by reference.

        The press release announcing the merger is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

Item 7. Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired

        Bruker AXS' audited consolidated balance sheets as of December 31, 2002 and 2001, audited consolidated statements of operations, shareholders' equity and comprehensive income (loss) and cash flows for each of the three years ended December 31, 2002, December 31, 2001 and December 31, 2000, the accompanying notes and the Report of Independent Accountants are incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by Bruker Daltonics with the Securities and Exchange Commission on May 19, 2003.

        Bruker AXS' unaudited consolidated condensed balance sheets as of March 31, 2003 and December 31, 2002, unaudited consolidated condensed statements of operations for the three months ended March 31, 2003 and March 31, 2002, unaudited consolidated condensed statements of cash flows for the three months ended March 31, 2003 and March 31, 2002 and the accompanying notes are incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by Bruker Daltonics with the Securities and Exchange Commission on May 19, 2003.

(b)   Pro Forma Financial Information

        Bruker Daltonics' unaudited pro forma condensed combined balance sheet as of March 31, 2003, unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2003 and March 31, 2002 and the years ended December 31, 2002, December 31, 2001 and December 31, 2000 and the accompanying notes are incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by Bruker Daltonics with the Securities and Exchange Commission on May 19, 2003.

(c)   Exhibits

2.1	Agreement and Plan of Merger, dated as of April 4, 2003 by and between Bruker Daltonics Inc. and Bruker AXS Inc. (filed as Exhibit 2.1 to Current Report on Form 8-K filed on April 7, 2003 and incorporated herein by reference)
23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants
99.1	Bruker BioSciences Corporation Press Release, dated July 2, 2003
99.2
Bruker AXS' audited consolidated balance sheets as of December 31, 2002 and 2001, audited consolidated statements of operations, shareholders' equity and comprehensive income (loss) and cash flows for each of the three years ended December 31, 2002, December 31, 2001 and December 31, 2000, the accompanying notes and the report of Independent Accountants (incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by Bruker Daltonics with the Securities and Exchange Commission on May 19, 2003).
99.3
Bruker AXS' unaudited consolidated condensed balance sheets as of March 31, 2003 and December 31, 2002, unaudited consolidated condensed statements of operations for the three months ended March 31, 2003 and March 31, 2002, unaudited consolidated condensed statements of cash flows for the three months ended March 31, 2003 and March 31, 2002 and the accompanying notes (incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by Bruker Daltonics with the Securities and Exchange Commission on May 19, 2003).
99.4
Bruker Daltonics' unaudited pro forma condensed combined balance sheet as of March 31, 2003, unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2003 and March 31, 2002 and the years ended December 31, 2002, December 31, 2001 and December 31, 2000 and the accompanying notes (incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by Bruker Daltonics with the Securities and Exchange Commission on May 19, 2003).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER BIOSCIENCES CORPORATION (Registrant)
Date: July 2, 2003	By:	/s/ FRANK H. LAUKIEN Frank H. Laukien President, Chief Executive Officer and Chairman

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 4, 2003 by and between Bruker Daltonics Inc. and Bruker AXS Inc. (filed as Exhibit 2.1 to Current Report on Form 8-K filed on April 7, 2003 and incorporated herein by reference)
23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants
99.1	Bruker BioSciences Corporation Press Release, dated July 2, 2003
99.2
Bruker AXS' audited consolidated balance sheets as of December 31, 2002 and 2001, audited consolidated statements of operations, shareholders' equity and comprehensive income (loss) and cash flows for each of the three years ended December 31, 2002, December 31, 2001 and December 31, 2000, the accompanying notes and the Report of Independent Accountants (incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by Bruker Daltonics with the Securities and Exchange Commission on May 19, 2003).
99.3
Bruker AXS' unaudited consolidated condensed balance sheets as of March 31, 2003 and December 31, 2002, unaudited consolidated condensed statements of operations for the three months ended March 31, 2003 and March 31,2002, unaudited consolidated condensed statements of cash flows for the three months ended March 31, 2003 and March 31, 2002 and the accompanying notes (incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by Bruker Daltonics with the Securities and Exchange Commission on May 19, 2003).
99.4
Bruker Daltonics' unaudited pro forma condensed combined balance sheet as of March 31, 2003, unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2003 and March 31, 2002 and the years ended December 31, 2002, December 31, 2001 and December 31, 2000 and the accompanying notes (incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by Bruker Daltonics with the Securities and Exchange Commission on May 19, 2003).

QuickLinks

SIGNATURES
EXHIBIT INDEX